UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

TRANSDEL PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-52998	45-0567010
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 Executive Square, Suite 485, La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 457-5300

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 13, 2010, Transdel Pharmaceuticals, Inc. issued a press release announcing, among other things, its unaudited financial results for the three month period ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press release issued by Transdel Pharmaceuticals, Inc. on May13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 13, 2010

TRANSDEL PHARMACEUTICALS, INC.

By: /s/ John Lomoro
John Lomoro
Acting Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Transdel Pharmaceuticals, Inc. on May 13, 2010.